UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 7, 2006



                          McDERMOTT INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)



   REPUBLIC OF PANAMA                    001-08430              72-0593134
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(State or other jurisdiction            (Commission           (IRS Employer
    of incorporation)                    File Number)        Identification No.)



  777 N. Eldridge Parkway, Houston, Texas                              77079
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 (Address of principal executive offices)                             (Zip Code)


Registrant's Telephone Number, including Area Code:  (504) 587-5901
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Item 8.01       Other Events.

     On November 7, 2006, McDermott International, Inc. issued a press release reporting on the jury verdict in the matter entitled Citgo Petroleum Corporation and PDV Midwest Refinery L.L.C. v McDermott International, Inc., et al. A copy of the press release is attached as Exhibit 99.1, and the information contained in Exhibit 99.1 is incorporated by reference.

Item 9.01       Financial Statements and Exhibits.

        (d)     Exhibits

                99.1    Press Release dated November 7, 2006



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                McDERMOTT INTERNATIONAL, INC.


                                By:/s/Michael S. Taff
                                   ---------------------------------------------
                                   Michael S. Taff
                                   Chief Accounting Officer



November 7, 2006


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